SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                  FORM 8-K/A -1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                December 13, 2004
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On December 13, 2004, the audit committee of LocatePLUS Holdings Corporation (the "Company") received a letter of resignation dated December 10, 2004, from the Company's independent accountants, Carlin, Charron and Rosen, LLP. (CCR).

Except as described in the following sentence, the reports of CCR on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of CCR on the financial statements of the Company for the fiscal year ended December 31, 2003 was modified to express substantial doubt regarding the Company's ability to continue as a going concern.

In addition, during the Company's two most recent fiscal years and through December 13, 2004, there was no disagreement with CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

The letter of CCR, attached as Exhibit 16.1, is the initial contact from CCR regarding the concerns addressed therein. As such, none of the issues have been addressed by the audit committee or the board of directors of the Company.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company shall provide CCR with a copy of this disclosure and request that CCR as promptly as possible furnish a letter addressed to the Commission stating whether or not CCR agrees with the statements of the Company set forth herein. The Company will file such letter with the Commission within two business days of its receipt.

The Company requested that CCR furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of that response is attached as exhibit 16.2.


ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (c)  Exhibits:
          The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  Number     Description
     --------------------     --------------
     16.1     Letter  from  Carlin,  Charron,  &  Rosen,  LLP

     16.2 Letter from Carlin, Charron, & Rosen, LLP regarding change in certifying accountant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatPLUS  Holdings  Corporation
     ---------------------------------------
                                                    (Registrant)



     By:

     /s/  Jon  R.  Latorella
     ---------------------------------------
     Jon  R.  Latorella
     President  and  Chief  Executive  Officer



Dated:     January  20,  2005

                                  EXHIBIT INDEX


Exhibit  Number     Document
--------------------     -----------

     16.1     Letter  from  Carlin,  Charron,  &  Rosen,  LLP

     16.2 Letter from Carlin, Charron, & Rosen, LLP regarding change in certifying accountant.